Exhibit 99.1

May 15, 2010 2010 Second Quarter Investor Handout 1

Table of Contents Overview Discussion 3 Quarterly Financial Review 27 Quarterly performance highlights 28 Pre-tax, pre-provision income 30 Significant items impacting comparisons 31 Income Statement 32 Net interest margin 33 Noninterest income 37 Noninterest expense 40 Operating leverage / efficiency ratio 43 Balance Sheet 45 Investment Securities 48 Loan Portfolio Overview 54 Credit exposure composition 55 Loan & lease trends 58 Commercial loans 60 Risk grade distribution 62 Commercial & industrial 66 Commercial real estate 80 CRE core / noncore 93 Consumer loans and leases 101 Automobile loans and leases 106 Home equity loans and lines 112 Residential mortgages 120 Other consumer loans 128 Credit Quality Review 130 Credit quality trends overview 131 Credit quality metrics 132 Net charge-offs 133 Nonaccrual & nonperforming assets 136 Accruing restructured loans 140 Allowance for credit losses 142 Relative performance 143 Non-Franklin Reconciliations 145 Deposits & Other Funding 155 Deposit trends 157 Other funding 160 Capital 161 Franchise 166 Organization 170 Business Segment Summary 173 2

Overview Discussion 3

Earnings Performance Assessment Return to profitability $39.7 MM reported net income $0.01 EPS Includes $38.2 MM, or $0.05 EPS, net tax benefit One year ahead of analysts consensus expectations Anticipate full-year profitability in 2010 Pre-tax, pre-provision income growing $251.8 MM pre-tax, pre-provision income (1), up $9.8 MM, or 4% 5 consecutive quarterly improvements 9% growth targeted by 3Q10 PTPP earnings power is expanding; i.e., more return per dollar assets deployed 4 See Basis of Presentation for definition, as well as reconciliation on slide #35

1Q08 214.8 2Q08 251.2 3Q08 289.4 4Q08 195.1 1Q09 224.6 2Q09 229.3 3Q09 237.1 4Q09 242.1 1Q10 251.8 2Q10 3Q10 4Q10 Pre-Tax, Pre-Provision Income (1) 5 ($MM) $275 Target PTPP/Avg RWA PTPP/Avg Assets 4Q08 0.0154 0.0143 1Q09 0.0178 0.0166 2Q09 0.02 0.0178 3Q09 0.0212 0.0184 4Q09 0.0222 0.0185 1Q10 0.0235 0.0195 PTPP Earnings Power (2) (1) See Basis of Presentation for definition, as well as reconciliation on slide #35 (2) Annualized

Pre-Tax, Pre-Provision Earnings Power 6 Sensitivity Analysis on $275 MM

Balance Sheet Assessment Liquidity position has never been stronger $10.3 billion in cash and investment securities Funding has never been more balanced 92% loan-to-deposit ratio Growth of low-cost core deposits Capital levels are adequate Raised $1.7 billion of regulatory capital in 2009... $1.3 billion in common equity Tier 1 and Total regulatory capital exceed "well-capitalized" thresholds by $2.5 billion and $1.8 billion, respectively Generating capital internally 7

Credit Quality Assessment Loan Portfolio Significantly De-Risked Delinquencies are trending down Commercial "criticized" loan migration slowing Overall "criticized" loans declining Decline in 30 days past due and accruing loans... down 13% for total commercial loans and 4% for total consumer loans Charge-offs peaked in 2009 Commercial NCOs trending down Consumer NCOs are stabilized with run rates well below industry averages and consistent with expectations 46% linked-quarter decline in total NCOs in 1Q10 Nonperforming assets are trending down Total NPAs 1Q10 down 7% 4Q09 down 12% New NPAs 1Q10 down 52% 4Q09 down 45% 28% of total commercial NALs are less than 30 days past due Reserves remain strong 4.14% period-end allowance for credit losses (4.19% excluding Franklin) 87% ACL coverage of nonaccrual loans (106% excluding Franklin) 8

Net Interest Income Trends Net Interest Margin Roll-off of higher priced CDs Mix shift to lower cost deposits Loan pricing opportunities Positioning for higher interest rates Earning Assets Loans Opportunities: C&I, small business, and auto Challenges: CRE, home equity, residential mortgage Investment securities Expected to increase until loan demand is stronger 9

4Q09 1.9 0.0305 1Q10 2.7 0.028 2Q10 2.9 0.0278 3Q10 2.5 0.0287 4Q10 1.3 0.0211 1Q11 1.1 0.0185 DDA-Nonint. Bearing DDA-Int. Bearing MMA Savings / Other Core CDs Noncore 1Q09 0.145 0.107 0.146 0.132 0.335 0.135 2Q09 0.152 0.115 0.161 0.127 0.316 0.133 3Q09 0.156 0.13 0.192 0.121 0.294 0.111 4Q09 0.161 0.136 0.231 0.117 0.27 0.09 1Q10 0.165 0.142 0.257 0.115 0.248 0.077 Deposit Trends CD Maturities & Avg. Rate on Maturities Deposit Mix ($B) 10

Fee Income Trends Drivers of Growth Trust income Brokerage income Treasury management Challenges Mortgage banking income Deposit service charge outlook / Reg. E impact Insurance income Electronic service charges 11

Trust Income 1Q09 24.81 2Q09 25.722 3Q09 25.832 4Q09 27.275 1Q10 27.765 Fee Income Trends 12 Trust Services Retail Investment Products Trust Income 1Q09 18.3 2Q09 14.1 3Q09 16.4 4Q09 16.1 1Q10 16.9 ($MM) ($MM)

Personal Commercial 1Q09 42.682 27.197 2Q09 48.946 26.407 3Q09 53.286 27.524 4Q09 50.093 26.664 1Q10 43.1036 26.236 Deposit Service Charges Trends 13 Commercial Service Charges Personal Service Charges Other NSF/OD (Other) NSF/OD( ATM/DC) 1Q09 12.6 10.5 19.6 2Q09 14.654 12 22.3 3Q09 15.347 13.3 24.7 4Q09 13.306 12.9 23.9 1Q10 13.324 10.4 19.4 ($MM) ($MM) $42.7 $48.9 $53.3 $50.1 $43.1 ~$90 MM at Risk for Reg. E Impact Mitigated by Active "Opt In" Sign Up Strategy

Positioning to Grow Revenues – 2009

Timing	Segment	Description	# Staff
3Q09	PFG	Columbus investment staff expansion	4
3Q09	PFG	HIC new independent advisor channel launched	
3Q09	PFG	Three new mutual funds launched	
3Q09	PFG	National Settlements Service launched	4
3Q09	Corporate/Marketing	Chief marketing officer	1
3Q09-4Q09	PFG	Brokerage sales	14
4Q09	Retail Banking	Warren Bank, MI FDIC-related acquisition	
4Q09	Retail Banking	Citizens State Bank, MI FDIC-related liquidation	
4Q09	Commercial Banking	Asset-based lending	10
4Q09	Commercial Banking	Foreign exchange / currency risk management expansion	5
4Q09	Auto Finance	Expand Western Pennsylvania presence	4
4Q09	PFG	Trust business development	7
4Q09	Commercial Banking	Treasury management director hired	1
4Q09	Commercial Banking	Large corporate director hired	1

Huntington

14

Positioning to Grow Revenues – 2010

Timing	Segment	Description	# Staff
1Q10	Corporate/Technology	Initiated development of cross-sell system (MAX)	1
1Q10	Retail Banking	Cleveland expanded hours / 7 days a week banking service initiated	150
1Q10	Commercial Banking	East Michigan commercial banking team acquired	8
1Q10	Retail Banking	$4 billion, 3-year small business banking initiative	150
1Q10	Auto Finance	Launch Central and Eastern PA	10
1Q10	PFG	Opened new offices – Central Ohio (2); Kalamazoo, MI (1); West Cleveland (1)	12
1Q10	PFG	Wholesaler to distribute Huntington Funds through third-party distribution channels	1
1Q10	Corporate/Marketing	Engaged Arnold Worldwide to develop corporate brand strategy	
2Q10	Commercial Banking	Director of Commercial Banking – Central Ohio hired	1
2Q10	PFG	Opened new office – Wheeling, WV	3
2Q10	PFG	Unified Fund Services – appoints new lead relationship manager	
2Q10	Commercial Banking	Greater Cleveland Region – appoints new president	1
2Q10	Commercial Banking	Huntington National Bank becomes member of NACHA	
2Q10	PFG	Family office opened - Columbus	2
2Q10	Commercial Banking	Equipment Finance Group president appointed	

Huntington
15

Noninterest Expense Trends Investments in Growth Retail and Business Banking Commercial Banking Private Financial Group Technology Marketing Opportunities for Reductions Collection expense ORE and foreclosure expense Sourcing initiatives 16

LLP NCO 1Q09 291.837 341.491 2Q09 413.707 334.407 3Q09 475.136 355.942 4Q09 893.991 444.747 1Q10 235.008 238.481 Provision, NCO, and ACL Trends Allowance for Credit Losses vs. NALs (2) 17 ($MM) Loan Loss Provision vs. Net Charge-offs (1) (1) NCO % annualized End of period ACL % Lns/Lse ACL % NALs 1Q09 0.0224 0.57 2Q09 0.0251 0.53 3Q09 0.029 0.5 4Q09 0.0416 0.8 1Q10 0.0414 0.87 $0.52 PS $0.59 PS $0.52 PS $0.81 PS $0.21 PS

Capital Outlook Current levels are adequate TCE opportunities TCE Tier 1 Common Internal generation of capital DTA recapture -- bp 92 bp Conversion of convertible preferred 71 bp 85 bp No current plans to raise new capital 18

MTB 0.12 PNC 0.134 ZION 0.1368 MI 0.14 HBAN 0.1428 CMA 0.1493 RF 0.158 BBT 0.159 KEY 0.1711 FITB 0.1755 ASBC 0.1815 FHN 0.2139 Capital Analysis - 3/31/10 19 Regulatory Tier 1 Regulatory Total MTB 0.086 PNC 0.099 CMA 0.104 ASBC 0.1057 ZION 0.1101 MI 0.111 BBT 0.117 RF 0.117 HBAN 0.1197 KEY 0.1296 FITB 0.134 FHN 0.1654 6.0% (1) 10.0% (1) Source: SNL, Company reports. (1) Regulatory "well-capitalized" threshold

Capital Analysis - 3/31/10 20 Tangible Common Equity Tier 1 Common Risk-Based MTB 0.0539 HBAN 0.0596 RF 0.0609 PNC 0.0614 BBT 0.0625 ZION 0.063 FITB 0.0661 HBAN+CP (1) 0.0667 KEY 0.0737 FHN 0.0767 ASBC 0.0773 MI 0.0799 CMA 0.0965 Source: SNL, Company reports (1) . Includes impact of convertible preferred MTB 0.059 HBAN 0.0653 FITB 0.0697 RF 0.0713 ZION 0.0714 MI 0.0731 HBAN+CP (1) 0.0738 KEY 0.0751 PNC 0.0786 BBT 0.0864 CMA 0.0956 FHN 0.0993 ASBC 0.1143

TARP Repayment Positioned for repayment Strong balance sheet liquidity Current regulatory capital in excess "well capitalized" thresholds Standard guidelines for repayment not defined New regulatory capital thresholds not known Want repayment to be as shareholder friendly as possible Internally generated capital may lessen any capital needed A higher stock price means lower potential dilution 21

2010 Objectives Grow revenue Improve cross sell and share-of-wallet profitability across all business segments Grow key fee businesses... existing and new Lower NCOs and NPAs Reduce CRE "noncore" exposure Report full-year profitability 22

Optimize Current Franchise 23 Staged Strategic Plan Implementation Lay the Foundation Invest in the Core Capital and liquidity Organizational changes Build management depth Credit and risk management Cross-sell / share of wallet Profitability / pricing Invest in capabilities Build out sales forces, channels, and products Leverage the "successes" 2011 The strategic plan will be executed in logical stages Selective M&A - as opportunities arise 2010 2009

24 De-risked balance sheet Enhanced oversight and governance Move away from thrift-like balance sheet of CRE and CDs Improved deposit and loan spreads Greater customer share- of-wallet and profitability Primary bank - what we measure and reward Sales management and capacity Distribution / channels Brand investment In footprint Core strategy not dependent on acquisitions A Comprehensive, Integrated Strategy Shared accountability, performance evaluations, and incentives Integrated sales / service model across all segments Alignment of common metrics / incentives Enterprise-wide "Know the Customer" information and sales systems Strong Credit and Risk Management Optimized Balance Sheet and Profitability Cross-Sell and Share of Wallet Profitability Targeted Expansion and Investments Opportunistic M & A Performance Drivers Opportunities 1 2 3 4 5

Why We Will Succeed Right-sized our risk appetite Incentive plans requiring cross-sell / share of wallet improvement Enhanced relationship management technology and upgraded MIS / performance tracking mechanisms Rigorous goal setting with frequent, methodical, face-to- face follow-up Improved colleague accountability Highly engaged and re-energized colleagues with a sense of "shared fate" It's All About Focus and Execution 25

Important Messages Balance sheet is strong Sufficient capital... returning to generating capital internally... no current plans to raise new capital Credit performance continues to improve Underlying earnings and earning power are growing Increased opportunities / attention on growing revenue Making investments to grow key fee businesses Anticipate reporting a profit for full year 2010 Moving to a Higher Performance / Execution Level 26

Quarterly Financial Review 27

Quarterly Performance Highlights 1Q10 4Q09 3Q09 2Q09 1Q09 EPS $0.01 $(0.56) $(0.33) $(0.40) $(6.79) Pre-tax pre-provision income ($MM) (1) $251.8 $242.1 $237.1 $229.3 $224.6 Net interest margin 3.47% 3.19% 3.20% 3.10% 2.97% Efficiency ratio (2) 60.1% 49.0% 61.4% 51.0% 60.5% Loan & lease growth (3) (1)% (8)% (12)% (18)% (6)% Core deposit growth (4) 5% 16% 10% 17% 9% Net charge-off ratio 2.58% 4.80% 3.76% 3.43% 3.34% Net charge-off ratio: non-Franklin (5) 2.48% 4.84% 3.85% 3.58% 2.12% Period End Ratios NPA ratio 5.17% 5.57% 6.26% 5.18% 4.46% ALLL/loans & leases 4.00% 4.03% 2.77% 2.38% 2.12% ACL/loans & leases 4.14% 4.16% 2.90% 2.51% 2.24% Tier 1 risk-based capital ratio 11.97% 12.03% 13.04% 11.85% 11.14% Total risk-based capital ratio 14.28% 14.41% 16.23% 14.94% 14.26% Tangible common equity/assets 5.96% 5.92% 6.46% 5.68% 4.65% 28 (1) See pre-tax pre-provision reconciliation slide (2) Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains (3) Linked-quarter annualized average balance growth rate; impacted by loan sales (4) Linked-quarter annualized average balance growth rates (5) See non-Franklin credit metrics reconciliation

Quarterly Earnings 29

Pre-Tax, Pre-Provision Income (1) 30

2010 - 2009 Quarterly 31 Significant Items (1) Impacting Financial Performance Comparisons - Reconciliation

Income Statement 32

Amount 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 3Q07 0.0352 4Q07 0.0326 1Q08 0.0323 2Q08 0.0329 3Q08 0.0329 4Q08 0.0318 1Q09 0.0297 2Q09 0.031 3Q09 0.032 4Q09 0.0319 1Q10 0.0347 Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 3Q07 263.753 151.592 4Q07 388.296 1Q08 382.324 2Q08 395.49 3Q08 394.087 4Q08 380.006 1Q09 341.087 2Q09 351.115 3Q09 366.996 4Q09 376.561 1Q10 396.141 Change 1Q10 vs. 4Q09: Asset/liab. mgmt. strategies 10 bps Deposit mix 6 Earning asset volume/mix 5 Rate changes & other 3 Day count 4 Total Change 28 bps Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 33 (1) Fully-taxable equivalent basis

Net Interest Margin - Yields & Rate Trends NIM - Yields & Rates Earning Assets Yield E/A Yield 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Loans 0.0553 0.049 0.0502 0.0504 0.0507 0.0521 Investment Securities 0.0594 0.0571 0.0469 0.0404 0.0325 0.0301 E/A yield 0.0557 0.0499 0.0499 0.0486 0.047 0.047 34 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 E/A Yield 0.0572 0.0542 0.0523 0.0511 0.0489 0.0476 0.0489 0.0505 0.0521 0.0552 0.0572 0.0601 0.0621 0.0655 0.0673 0.0686 0.0698 0.0692 0.0725 0.0688 0.064 0.0585 0.0577 0.0557 0.0499 0.0499 0.0486 0.047 0.0482 Int Brg Liab Rate 0.0226 0.0211 0.0193 0.0185 0.0171 0.0166 0.0182 0.0194 0.0227 0.0256 0.0282 0.0312 0.0343 0.0374 0.0402 0.0412 0.0414 0.042 0.0424 0.0409 0.0353 0.0285 0.0279 0.0274 0.0231 0.0214 0.0193 0.018 0.016 Fed Funds 0.0125 0.01 0.01 0.01 0.01 0.0125 0.0175 0.0225 0.0275 0.0325 0.0375 0.0425 0.0445 0.049 0.0525 0.0525 0.0525 0.0525 0.0518 0.0452 0.0306 0.0208 0.02 0.0106 0.0025 0.0025 0.0025 0.0025 0.0025 Net Int Margin 0.0363 0.0347 0.0346 0.0342 0.0336 0.0329 0.033 0.0338 0.0331 0.0336 0.0331 0.0334 0.0332 0.0334 0.0322 0.0328 0.0336 0.0326 0.0352 0.0326 0.0323 0.0329 0.0329 0.0318 0.0297 0.031 0.032 0.0319 0.0347 Earning assets Interest bearing liabilities Fed Funds Net Interest Margin Loans Investment Securities

Earning Assets and Funding Composition Trends 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Loans and leases 0.87 0.88 0.86 0.83 0.79 0.8 Investment securities 0.09 0.1 0.12 0.15 0.19 0.18 Other E/A 0.03 0.03 0.03 0.02 0.02 0.02 Earning Asset Composition Funding 35 (1) Average balances 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Core dep. - xld DDA 0.58 0.59 0.62 0.64 0.66 0.68 Other deposits 0.11 0.11 0.11 0.09 0.08 0.06 FHLB & other S-T 0.11 0.08 0.04 0.04 0.03 0.02 Sub. notes & other L-T 0.09 0.1 0.1 0.09 0.09 0.09 DDA-nonint. Bearing 0.11 0.12 0.13 0.14 0.14 0.15

Net Interest Income at Risk (1) Forward Curve +2%, +2%, & -1% Gradual Change in Rates Managing Interest Rate Risk 2% Rate Rise 1% Rate Rise 1% Rate Fall 1Q08 -0.007 -0.001 -0.004 2Q08 -0.006 -0.003 0 3Q08 0.008 0.005 -0.007 4Q08 0.011 0.006 -0.009 1Q09 0.029 0.016 -0.015 2Q09 0.018 0.008 -0.012 3Q09 0.009 0.006 -0.014 4Q09 -0.004 -0.001 0.002 1Q10 0.004 0 -0.005 36 (1) Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve.

Noninterest Income Trends 37 Linked Quarter

Noninterest Income Trends 38 Prior-Year Quarter

Mortgage Banking Income ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 Origination & secondary marketing $13.6 $16.5 $16.5 $31.8 $30.0 Servicing fees 12.4 12.3 12.3 12.0 11.8 Amortization of capitalized servicing (10.1) (10.8) (10.1) (14.4) (12.3) Other mortgage banking income 3.2 4.5 4.1 5.4 9.4 Sub-total 19.1 22.4 22.9 34.8 38.9 MSR recovery (impairment) (5.8) 15.5 (17.3) 46.6 (10.4) Net trading gains (losses) 11.7 (13.3) 15.9 (50.5) 6.9 Total $25.0 $24.6 $21.4 $30.8 $35.4 Investor servicing portfolio (1) ($B) $16.0 $16.0 $16.1 $16.2 $16.3 Weighted average coupon 5.61% 5.68% 5.73% 5.78% 5.86% Originations ($B) $0.9 $1.1 $1.0 $1.6 $1.5 Mortgage servicing rights (1) $207.6 $214.6 $201.0 $219.3 $167.8 MSR % of investor servicing portfolio (1) 1.30% 1.34% 1.24% 1.35% 1.03% (1) End-of-period 39

Noninterest Expense Trends Linked Quarter 40

Noninterest Expense Trends 41 Prior-Year Quarter

Noninterest Expense Trends Personnel Other 1Q08 201.943 149.621 2Q08 199.991 177.812 3Q08 184.827 154.169 4Q08 196.785 193.309 1Q09 175.932 191.124 2Q09 171.735 231.4 3Q09 172.152 228.945 4Q09 180.663 215.548 1Q10 183.642 214.451 4Q07 11925 1Q08 11787 2Q08 11251 3Q08 10901 4Q08 10951 1Q09 10540 2Q09 10338 3Q09 10194 4Q09 10272 1Q10 10678 Noninterest Expense (1) Number of Employees - FTE (2) ($MM) 42 (1) Excluding goodwill impairment in 1Q09 and 2Q09 of $2,602.7 MM and $4.2 MM, respectively; and 2Q09 and 4Q09 gains on the redemption of debt of $67.4 MM and $73.6 MM, respectively (2) Full-time equivalent

Operating Leverage & Efficiency Ratio Trends 43

1Q09 2Q09 3Q09 4Q09 1Q10 Efficiency Ratio - Reported 0.605 0.51 0.614 0.49 0.601 Efficiency Ratio - Adjusted 0.598 0.604 0.608 0.601 0.595 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Ratio Trend slide for a reconciliation between GAAP and adjusted revenue and expenses. (1) 44

Balance Sheet 45

Balance Sheet - Assets 46

Balance Sheet - Liabilities & Shareholders' Equity 47

Investment Securities 48

Investment Securities

Average Balances & Yield



($MM)
$20,000
$15,000
$10,000
$5,000
$0
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
5.71%
4.69%
4.04%
3.25%
3.01%
$4,426
$5,307
$6,639
$8,834
$8,470
1Q09
2Q09
3Q09
4Q09
1Q10

% of Average Earning Assets



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
9.5%
11.7%
14.6%
18.9%
18.3%
1Q09
2Q09
3Q09
4Q09
IQ10

Huntington

49

Investment Securities Trends (1) Linked Quarter - Average 50 Treasury/Agency debt with weighted average life of < 2 years Agency CMOs with weighted average life of 3.5 years

AFS Securities Overview (1) - 3/31/10 51

Investment Securities - Assessment (1) 52 3/31/10 OCI - accumulated other comprehensive income; pre-tax OTTI - other-than-temporary impairment Par Value Book Value Market Value OCI Alt-A mortgage backed $145 MM $131 MM $114 MM $(17) MM - Purchased 2006 % to Par Value 78% - 7 securities - senior tranche - 10/1 ARMs or 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validation Trust preferred 298 238 105 (133) - Purchased 2003-2005 % to Par Value 35% - 16 pools with 480 separate issues - 87% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - Cash flow analysis performed quarterly to test for OTTI with third-party validation Prime CMOs 523 509 463 (46) - Purchased 4Q03-4Q07 % to Par Value 88% - 31 securities - Cash flow analysis performed monthly to test for OTTI with third-party validation Total $966 MM $878 MM $682 MM $(196) MM

Mortgage Backed Agency Asset Backed Muni's Treasuries TLGP Debt Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0 0.0374 12/31/06 0.429 0.034 0.362 0.136 0.001 0 0.038 12/31/07 0.521 0.033 0.193 0.154 0 0 0.099 12/31/08 0.5 0.13 0.11 0.16 0 0 0.1 12/31/09 0.46 0.32 0.11 0.01 0.01 0.03 0.06 3/31/10 0.46 0.31 0.09 0.01 0.01 0.08 0.04 Available for Sale Securities Mix 3/31/10 $8.6 B (1) 2.4 Years 12/31/07 $4.5 B 3.2 Years 12/31/08 $4.4 B 5.2 Years 12/31/09 $8.6 B 2.4 Years 53 Excludes $307 million of variable rate demand notes (1)

Total Loan Portfolio Overview 54

Credit Exposure Composition ($B) 3/31/10 3/31/10 3/31/10 12/31/09 12/31/09 12/31/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 12/31/06 12/31/06 12/31/06 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $12.2 33% $12.9 35% $13.5 33% $13.1 33% $7.8 30 % Commercial real estate 7.5 20 7.7 21 10.1 24 9.2 23 4.5 17 Total commercial 19.7 53 20.6 56 23.6 58 22.3 56 12.4 47 Auto loans 4.2 11 3.1 9 3.9 10 3.1 8 2.1 8 Auto direct finance leases 0.2 1 0.2 1 0.6 1 1.2 3 1.8 7 Home equity 7.5 20 7.6 20 7.6 18 7.3 18 4.9 19 Residential real estate 4.6 12 4.5 12 4.8 12 5.4 14 4.5 17 Other consumer 0.7 3 0.8 2 0.7 2 0.7 2 0.4 2 Total consumer 17.2 46 16.2 44 17.5 42 17.7 44 13.8 53 Total loans & leases 36.9 99 36.8 99 41.1 100 40.1 100 26.2 100 Auto operating leases 0.2 1 0.2 1 0.2 -- 0.1 - - - - Total credit exposure $37.1 100% $37.0 100% $41.3 100% $40.1 100% $26.2 100% 55 (1) Decline reflects a net reclass from CRE to C&I of $1.5 billion (1)

Total Loans and Leases - By Business Segment ($B) Retail & Business Banking Comm'l Banking Comm'l Real Estate AFDS PFG Treas. / Other Total C&I $2.9 $7.0 $0.8 $1.0 $0.6 $-- $12.3 CRE 0.6 0.4 6.6 -- 0.2 -- 7.7 Total commercial 3.5 7.4 7.4 1.0 0.8 -- 20.0 Automobile loans / leases -- -- -- 4.3 -- -- 4.3 Home equity loans/lines 6.8 -- -- -- 0.7 0.1 7.5 Residential mortgage 3.4 -- -- -- 0.6 0.4 4.5 Other 0.5 -- -- 0.2 -- -- 0.7 Total consumer 10.8 0.1 -- 4.4 1.3 0.4 17.0 Total loans $14.3 $7.4 $7.4 $5.5 $2.1 $0.4 $37.0 56 Avg. Outstandings - $37.0 Billion 1Q10

Other 0.08 Florida 0.02 Kentucky 0.03 West Virginia 0.05 Pennsylvania 0.06 Indiana 0.07 Michigan 0.15 Ohio 0.54 Total Loans and Leases Portfolio Overview EOP Outstandings - $36.9 Billion (1) ($B) 57 By State $20.1 $5.5 $2.5 $1.3 $2.3 $1.9 $0.6 $3.0 (1) 3/31/10

Loan and Lease Trends Linked Quarter - Average 58

Loan and Lease Trends Prior-Year Quarter - Average 59

Total Commercial Loans 60

Public Admin & Other 0.0067 Agriculture 0.0102 Energy 0.0214 Wholesale Trade 0.036 Transportation 0.038 Construction 0.0492 Retail Trade 0.0976 Manufacturing 0.1046 Services 0.2174 Finance, Insurance, RE 0.419 Total Commercial Loans By Industry Sector EOP Outstandings - $19.7 Billion (1) 61 $8.3 $4.3 $2.1 $1.9 $1.0 $0.7 $0.7 $0.4 $0.2 $0.1 (1) 3/31/10

Commercial Loans - Risk Grade Distribution by % 62 PD Risk Grades (Moody's or Regulatory Definition) 12/08 6/09 9/09 12/09 3/10 1-3 (A1) 680 505 406 377 373 4 (Ba1) 2928 2120 2105 2069 1988 5 (Ba2) 3266 2821 2860 2643 2622 6 (Ba3) 5105 3930 3554 3559 3509 7 (B1) 4779 4127 3626 3253 2923 8 (B2) 3569 4083 3856 3702 3677 9 (OLEM) 984 1793 1529 1672 1522 10+ (Classified) 2328 2887 3324 3300 3087 End of Period Balances ($B) $23.6 $22.3 $21.3 $20.6 10% 13% 16% 16% 4% 8% 7% 8% 15% 18% 18% 18% 16% 17% 19% 20% 17% 17% 18% 22% 13% 13% 13% 14% 10% 10% 10% 12% 2% 2% 2% 3% 16% 8% 19% 15% 18% 13% 10% 2% $19.7

< $5 MM 38427 $5+ MM 738 Total Commercial Loans # of Loans by Size Loans by Dollar Size (1) $5 MM - < $10 MM 421 $10 MM - < $25 MM 265 $25 MM - < $50 MM 45 > $50 MM 7 Total 738 EOP Outstandings - $19.7 Billion (1) < $5 MM 0.5572 $5 MM - < $10 MM 0.1474 $10 MM - <$25 MM 0.1992 $25 MM - < $50 MM 0.0731 $50 MM + 0.0231 56% 15% 20% 7% 2% 738 2% 38,427 98% 63 (1) 3/31/10

Total Commercial Loan Delinquencies (1) 30+ Days 90+ Days With 1Q08 0.0018 2Q08 0.0014 3Q08 0.0035 4Q08 0.003 1Q09 0 2Q09 0 3Q09 0.0001 4Q09 0 1Q10 0 With 1Q08 0.016 2Q08 0.0106 3Q08 0.0145 4Q08 0.0166 1Q09 0.0095 2Q09 0.0125 3Q09 0.0113 4Q09 0.01 1Q10 0.0091 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 64

($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 Criticized beginning-of-period $4,972 $4,855 $4,679 $3,174 $3,330 Additions / increases 306 950 795 2,086 877 Advances 91 110 71 73 137 Upgrades to "Pass" (266) (134) (136) (151) (100) Paydowns (331) (428) (298) (226) (912) Charge-offs (164) (381) (256) (277) (158) Criticized end-of-period $4,608 $4,972 $4,855 $4,679 $3,174 Percent change (7)% 2% 4% 48% Commercial Loans - Criticized Loan Flow Analysis 65 Period End (1) (1) Reflects Franklin restructure impact

Commercial and Industrial Loans (C&I) 66

EOP Outstandings - $12.2 Billion (2) Diversified by sector and geographically within our Midwest footprint Granular 6 loans >$50 million... 3% of portfolio 39 loans $20-$50 million... 9% of the portfolio Focus on middle market companies with $10-$100 million in sales 4Q09 portfolio originations associated with new loans to existing customers Credit Quality Trends 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD & accruing (3) 0.63% 0.65% 0.90% 0.88% 0.67% 90+ days PD & accruing (3) -- -- -- -- -- NCOs (4) 2.45% 3.49% 2.13% 2.91% 2.55% NALs (3) 4.18% 4.49% 4.88% 3.43% 2.89% ACL (3) 4.02% 4.09% 3.31% 2.86% 2.49% Higher 2009 NCOs consistent with 2008 ACL build C&I - Overview (1) (1) 1Q09 and earlier excludes Franklin Credit 3/31/10 End of period (4) Annualized 67

68 C&I - Credit Risk Management Strategies What We Do Lend within our footprint Lending to defined relationship oriented clients Disciplined credit policies and processes Understanding our client's market / industry and their durable competitive advantage Underwriting to historical cash flows with collateral as a secondary repayment source Recourse to owners of closely held businesses Emphasis on risk / return structure and pricing What We Don't Do Out-of-market or transactional-based opportunities Participate in loan syndications for borrowers outside of our footprint or for those within our footprint where we do not have opportunities to obtain significant non-credit revenue High risk industries and highly leveraged transactions (HLTs) Lend to relationships overly reliant on speculative cash flows or start-up operations 68

69 C&I - Credit Risk Management Strategies Outlook Target segments include Homebuilder-related entities - moderating stress based on improving economic conditions Construction and specialty contractors - continued higher risk Manufacturing - could be opportunity for measured growth Enhanced focus on portfolio management and development of action plans in the problem and emerging problem portfolios Continued monthly review of all criticized and classified loans Stress testing for lower earnings / higher interest rates Increased focus on concentration management Significant risk assessment project focused on the higher risk segments 69

70 Other 0.001 Public administration 0.0074 Agriculture and forestry 0.0153 Energy 0.033 Contractors & construction 0.0361 Transportation, communication & utilities 0.0553 Wholesale Trade 0.057 Retail trade - auto dealers 0.0733 Retail trade - other 0.0788 Manufacturing 0.1657 Finance, insurance & real estate 0.1743 Services 0.3027 C & I - Portfolio Composition By Industry - % of Total C&I 70 EOP Outstandings - $12.2 Billion (1) $3.7 $2.1 $2.0 $1.0 $0.9 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1 < $0.1 ($B) (1) 3/31/10 < 1%

Amount 1Q09 13768 2Q09 13320 3Q09 12547 4Q09 12888 1Q10 12245 C&I - Trends Period-End Balances ($MM) 71 ($MM) Originations $1,055 Net reclassifications 654 Net payments, payoffs, takedowns (2,860) Charge-offs (372) Net change $(1,523) Change Analysis - 1Q10 vs. 1Q09

72 Total C & I Loan Portfolio Composition 72 By Industry - % of Total C&I EOP Outstandings - $12.2 Billion (1) (1) 3/31/10 ($ MM) No. O/S % of Total Delinquent Classified NPA Services 12,324 $3,706 30.2% 3.3% 7.9% 3.6% Finance, insurance & real estate 4,165 2,134 17.4 2.9 10.4 3.8 Manufacturing 3,891 2,029 16.6 5.1 18.6 6.6 Retail trade 4,851 1,862 15.2 3.0 7.6 3.1 Wholesale trade 1,408 698 5.7 2.8 11.9 3.9 Transport., comm. & utilities 1,728 677 5.5 4.3 13.7 5.0 Contractors & construction 2,069 442 3.6 7.4 15.7 6.1 Energy 192 404 3.3 1.0 4.5 2.7 Agriculture & forestry 1,438 188 1.5 1.7 6.2 2.7 Public administration & other 459 105 0.9 1.7 4.1 1.6 Total 32,525 $12,245 100.0% 3.5% 10.7% 4.2%

73 <$500M 0.2187 $500M - <$1MM 0.0953 $1MM - <$5MM 0.294 $5MM - <$10MM 0.1437 $10MM - <$20MM 0.1289 $20MM - <$50MM 0.0863 $50MM and greater 0.0332 C & I - Portfolio Composition By Loan Outstanding Obligor Size & Number of Obligors 73 6 38 115 257 1,718 1,645 28,739 EOP Outstandings - $12.2 Billion (1) (1) 3/31/10

74 Franklin In Process 0.0318 Demand 0.0804 0 - 6 Months 0.1683 6 - 12 Months 0.1005 12Mth - 2 Yrs 0.1066 2 - 5 Yrs 0.3524 5+ Yrs 0.1601 Total C & I Loan Portfolio Composition By Maturity 74 EOP Outstandings - $12.2 Billion (1) (1) 3/31/10

75 Total C & I Loan Portfolio Composition Industry By Collateral Quality Assessment - 3/31/10 75 Strong: LGD 15% or less Average: LGD 16-35% Below Avg: LGD 36-55% Limited: LGD >55% * 1/3 of Limited is associated with unsecured loans ($ MM) O/S Strong Average Below Average Limited (1) Services $3,706 9.2% 56.6% 16.9% 17.3% Finance, insurance & real estate 2,134 4.1 79.7 13.7 5.6 Manufacturing 2,029 5.6 69.3 13.3 11.9 Retail trade 1,862 30.0 52.5 10.2 7.3 Wholesale trade 698 0.8 76.7 9.6 12.9 Transport., comm. & utilities 677 1.1 64.8 21.5 12.6 Contractors & construction 442 1.7 69.4 7.6 21.3 Energy 404 4.4 58.9 34.7 2.0 Agriculture & forestry 188 1.2 82.1 6.6 10.1 Public administration & other 105 1.0 55.3 8.3 35.4 Total $12,245 9.3% 64.1% 14.6% 12.0%

C&I - Change Analysis ($MM) Total C&I December 31, 2009 $12,888 New originations 287 Net pay-offs / takedowns (547) Charge-offs (83) Classification changes (300) March 31, 2010 $12,245 76 By Activity

77 C & I - Credit Quality 77 Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans ($ MM) Amount Pct. (2) % of Total Amount Pct. (3) Services $26.1 2.85% 35.1% $135.0 3.6% Manufacturing 26.6 5.16 35.8 133.4 6.6 Finance, insurance & real estate 4.6 0.84 6.2 80.2 3.8 Retail trade-auto dealers 0.2 0.11 0.3 1.5 0.2 Retail trade-other 3.2 1.34 4.3 55.9 5.8 Contractors & construction 8.1 7.30 10.9 27.0 6.1 Transport., comm. & utilities 4.0 2.36 5.4 33.5 5.0 Wholesale trade -- -- -- 27.3 3.9 Agriculture & forestry 0.1 0.23 0.1 5.0 2.7 Energy 1.2 1.17 1.6 11.0 2.7 Public administration 0.1 0.63 0.2 0.1 0.1 Other 1.0 28.18 0.0 1.6 11.7 Total $75.4 2.45% 100.0% $511.6 4.2% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Industry - 1Q10 (1)

78 By Segment - 3/31/10 78 C & I - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL C & I (Excluding segments below) $11,196 0.53% 9.50% 3.74% 3.91% Residential homebuilder related 439 0.28 26.75 9.98 6.32 Construction & contractors 439 2.87 15.74 6.14 3.92 Auto industry suppliers 171 2.46 36.62 12.75 5.81 Total C & I $12,245 0.63% 10.72% 4.18% 4.02%

79 C & I - Auto Industry (1) Outstandings (2) ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 Suppliers Domestic $ 147 $ 163 $ 184 $ 196 $ 209 Foreign 24 24 31 33 33 Total suppliers 171 187 215 229 242 Dealers Floorplan-domestic 363 388 298 444 549 Floorplan-foreign 296 283 252 339 395 Total floorplan 659 671 550 783 944 Other 354 373 351 354 347 Total dealers 1,012 1,044 901 1,137 1,291 Total auto industry $1,183 $1,231 $1,115 $1,366 $1,533 NALs Suppliers 12.99% 16.27% 15.97% 11.00% 6.44 % Dealers 0.18 -- -- 0.10 0.56 Net charge-offs (3) Suppliers 2.18% 18.83% 2.97% 4.19% 5.78 % Dealers -- -- -- -- 0.08 (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized 79

Commercial Real Estate Loans (CRE) 80

EOP Outstandings - $7.5 Billion (1) Granular portfolio with geographic and project diversification throughout our footprint Construction lending targeted to major metro markets CRE - Retail ($2.1 billion) Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirements Enforced standard pre-leasing requirements for office and retail property types Single Family Homebuilder ($0.8 Billion) No longer a significant concern as the issues have been substantially addressed Diversified geographically within our Midwest footprint Credit Quality Trends 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD & accruing (2) 1.36% 1.57% 1.47% 1.81% 1.36% 90+ days PD & accruing (2) -- -- 0.03% -- -- NCOs - construction (3) 9.77% 20.68% 11.14% 6.45% 5.05% NCOs - nonconstruction (3) 3.25% 10.15% 6.72% 7.79% 2.83% NALs (2) 11.09% 12.17% 13.01% 9.51% 6.80% ACL (2) 10.12% 9.94% 5.17% 4.25% 3.90% Higher 2009 NCOs consistent with ACL build CRE - Overview (1) 3/31/10 (2) End of period (3) Annualized 81

82 Construction Mini-Perm Traditional Perm Qualified Permanent Non Project Loans Line/Letter of Credit 0.1935 0.3475 0.0781 0.2797 0.0728 0.0285 CRE - Portfolio Composition By Property Location By Loan Type EOP Outstandings - $7.5 Billion (1) Permanent 28% Mini-perm Traditional 35% Construction 19% Non Project Loans 7% 82 Other (33) 0.1333 Kentucky 0.0148 Florida 0.0277 West Virginia 0.0354 Indiana 0.0677 Pennsylvania 0.0676 Michigan 0.1302 Ohio 0.5233 Lines / Letters of Credit 3% (1) 3/31/10 Permanent Qualified 8% Mini-perm Traditional - Typically 2- to 5-year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning. Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions. Permanent - Amortizing loans with terms of 10 to 25 years.

Amount 4Q08 10098 1Q09 9261 2Q09 8946 3Q09 8715 4Q09 7689 1Q10 7456 CRE - Trends Period-End Balances ($MM) 83 ($MM) Originations $ 163 Takedowns 963 Payments (1,612) Reclassifications (624) Charge-offs (695) Net change $(1,805) Change Analysis - 1Q10 vs. 1Q09

CRE - Change Analysis ($MM) SFHB Retail Other Total CRE December 31, 2009 $857 $2,115 $4,717 $7,689 New originations -- -- -- -- Net pay-offs / takedowns (36) (45) (55) (135) Charge-offs (23) (24) (43) (90) Net reclass 6 19 (32) (8) March 31, 2010 $805 $2,064 $4,587 $7,456 84 By Activity By Type ($MM) Total CRE December 31, 2009 $7,689 Single family homebuilder (52) Retail projects (51) Multi family (50) Office 29 Warehouse / industrial (64) Other (44) March 31, 2010 $7,456 (1) (1) (1) (2) (1) Represents intra-CRE portfolio changes (2) Represents net reclass of CRE loans to C&I

85 By Segment - 3/31/10 85 CRE - Credit Quality Overview Current Coverage Current Coverage Current Coverage ($MM) O/S 30+ PD Accruing Class. NAL's ACL Write-downs (1) Credit Mark (2) CRE (Exc. SFHB & Retail) $4,587 1.12% 16.87% 7.80% 8.12% 3.70% 11.3% SFHB 805 3.47 59.08 27.13 18.63 17.55 30.8 Retail 2,064 1.06 25.44 12.15 11.38 11.49 20.5 Total CRE $7,456 1.36% 23.80% 11.09% 10.12% 7.35% 16.3% Writedowns represent prior charge-offs associated with loans in the portfolio as of 12/31/09 (2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

86 CRE - Credit Quality 86 ($ MM) Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans Amount Pct. (2) % of Total Amount Pct. (3) Retail properties $26.0 4.94% 31.3% $250.8 11.9% Multi-family 9.0 2.69 10.9 104.3 7.8 Single family homebuilders 18.4 8.78 22.1 218.4 26.1 Office 3.1 1.08 3.7 75.1 6.6 Industrial & warehouse 19.4 8.48 23.4 99.0 10.8 Lines to real estate companies 5.5 3.35 3.8 21.7 3.3 Hotel 1.9 2.00 2.3 8.4 2.2 Healthcare 0.2 0.73 0.3 0.4 0.3 Raw land and other land uses 1.8 5.18 2.1 42.7 31.4 Other 0.1 0.64 0.1 5.9 15.9 Total $85.3 4.44% 100.0% $826.8 11.1% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Property Type - 1Q10 (1)

87 By Loan Type - 3/31/10 87 CRE - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL Construction $1,443 0.64% 36.81% 21.04% 25.66% Lines / letters of credit 213 4.06 32.41 10.03 3.49 Non project loans 543 0.59 6.93 1.93 4.87 Mini-perm traditional 2,591 1.55 25.10 12.80 35.37 Permanent qualified 582 1.95 29.49 8.37 9.27 Permanent 2,085 1.38 15.10 5.34 21.32 Total CRE $7,456 1.36% 23.80% 11.09% 10.12%

88 By Loan Type - 3/31/10 88 CRE - Maturity Schedule ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $ 861 $ 379 $ 188 $ 15 $1,443 Lines / letters of credit 98 52 32 30 213 Non project loans 203 157 134 48 543 Mini-perm traditional 1,550 491 549 1 2,591 Permanent qualified 329 99 82 72 582 Permanent 308 226 761 790 2,085 Total CRE $3,349 $1,404 $1,746 $956 $7,456 Core $1,593 $828 $1,081 $468 $3,970 Noncore SAD 1,047 305 199 151 1,702 Noncore Other 709 271 466 337 1,784

89 (1) 3/31/10 (2) End of period CRE - Retail ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 Community centers (2) $1,011 $1,037 $1,127 $1,180 $1,222 Mixed / lifestyle (2) 255 253 274 262 259 Regional centers (2) 175 174 181 191 194 Credit / freestanding (2) 252 266 278 294 304 Other (2) 371 385 376 374 388 Retail exposure trends (2) $2,064 $2,115 $2,237 $2,301 $2,367 EOP Outstanding - $2.1 Billion (1) Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loan Intensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements

EOP Outstandings - $2.1 Billion (1) Portfolio Performance 90 CRE - Retail - Credit Quality ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD (2) - $ $190 $197 $220 $217 $121 - % 9.20% 9.32% 9.84% 9.43% 5.11% 30+ days PD & accruing (2) - $ $22 $42 $20 $48 $39 - % 1.06 1.98% 0.90% 2.10% 1.63% Classified (2) - $ $525 $461 $498 $410 $289 - % 25.4% 21.8% 22.3% 17.8% 12.2% NALs (included in Classified) (2) - $ $251 $254 $331 $264 $103 - % 12.2% 12.0% 14.8% 11.5% 4.3% ACL (2) - $ $235 $245 $130 $110 $108 - % 11.4% 11.6% 5.8% 4.8% 4.6% Net charge-offs - $ 26.0 $118.7 $52.5 $53.8 $25.3 (annualized) - % 4.94% 22.44% 9.22% 9.35% 5.00% (1) 3/31/10 End of period

EOP Outstandings - $0.8 Billion (1) Portfolio Characteristics Granular portfolio - only 11 projects over $10 million Geographic diversification Primary customers are middle market builders building 50-100 homes per year, limited production builder exposure Continuous monitoring Increased reserves based on increasing risks in the portfolio 91 3/31/10 End of period CRE - Single Family Homebuilders ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 Vertical construction (2) $553 $577 $718 $802 $847 Land under development (2) 117 130 155 180 198 Land held for development (2) 135 151 166 180 194 Total $805 $857 $1,039 $1,162 $1,240

EOP Outstandings - $0.8 Billion (1) Portfolio Performance 92 CRE - Single Family Homebuilder - Credit Quality ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD (2) - $ $209 $201 $296 $263 $267 - % 26.0% 23.5% 28.5% 22.6% 21.5% 30+ days PD & accruing (2) - $ $28 $22 $29 $42 $27 - % 3.47% 2.57% 2.81% 3.65% 2.20% Classified (2) - $ $476 $513 $577 $539 $480 - % 59.1% 59.9% 55.6% 46.4% 38.7% NALs (included in Classified) (2) - $ $218 $262 $340 $290 $289 - % 27.1% 30.6% 32.7% 25.0% 23.3% ACL (2) - $ $150 $171 $110 $102 $108 - % 18.6% 19.9% 10.6% 8.8% 8.7% Net charge-offs - $ 18.4 $68.4 $62.0 $52.2 $29.6 (annualized) - % 8.78% 31.93% 22.67% 17.98% 8.16% (1) 3/31/10 (2) End of period

CRE - Portfolio Positioning Segmented Into "Core" and "Noncore" Portfolios Core Well-seasoned regional or institutional owners, developers, and organizations Meaningful relationship in place - opportunities for additional cross-sell Primarily Midwest footprint projects generating adequate return on capital Noncore Limited opportunity to gain overall banking relationship Includes numerous performing, pass-rated loans not meeting desired return on capital Includes most "criticized" loans from the overall CRE portfolio 93

94 94 CRE - Core vs. Noncore ($MM) O/S ACL Criticized NAL's Prior Charge-offs (1) ACL Credit Mark (2) 9/30/09 CRE Total $8,715 $451 $1,942 $1,134 $343 5.17% 8.77% 12/31/09 Core Total $4,038 $168 $530 $4 $ -- 4.16% 4.16% Noncore SAD $1,809 $410 $1,547 $861 $511 22.66% 39.70% Noncore Other 1,842 186 722 71 26 10.10% 11.35% Noncore Total $3,651 $596 $2,269 $932 $537 16.32% 27.05% CRE Total $7,689 $764 $2,799 $936 $537 9.94% 15.82% 3/31/10 Core Total $3,970 $165 $535 $16 $ -- 4.16% 4.16% Noncore SAD $1,702 417 $1,413 $733 519 24.47% 42.12% Noncore Other 1,784 176 638 78 29 9.87% 11.31% Noncore Total $3,487 $593 $2,051 $811 $548 17.00% 28.28% CRE Total $7,456 $758 $2,586 $827 $548 10.16% 16.31% (1) Prior charge-offs represent activity on existing accounts as of 12/31/09, not cumulative for the portfolio (2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

CRE - Core vs. Noncore Change Analysis ($MM) Core Noncore Total CRE December 31, 2009 $4,038 $3,651 $7,689 New originations -- -- -- Net pay-offs / takedowns (68) (67) (135) Charge-offs -- (90) (90) Classification changes -- (8) (8) March 31, 2010 $3,970 $3,487 $7,456 95 By Activity

96 CRE - Portfolio Composition - 3/31/10 96 By Property Type and Property Location

EOP Outstandings - $4.0 Billion (1) Long-term relationships... many have been customers for 20+ years. Proven CRE participants... 28+ years average CRE experience 95% of the loans have personal guarantees Income producing loans have weighted average debt service coverage of 1.30X... based on 7% rate and 25-year amortization 1.52X... based on average contractual rate and 20-year amortization < 5% of these projects have negative cash flow CRE - Core Characteristics (1) 3/31/10 97

98 CRE - Noncore Portfolio Composition - 3/31/10 98 By Property Type and Property Location

EOP Outstandings - $3.5 Billion (1) Noncore-Overall 28% aggressive credit mark Updated values to incorporate current market conditions Limited future funding requirements... ~$150 million 95%+ have guarantors 98% is secured debt 89% is within our geographic footprint 73% are "pass" grade or better CRE - Noncore Characteristics (1) 3/31/10 99

CRE - Noncore Segment Characteristics Special Assets Division (SAD) ($1.7 billion) 42% aggressive credit mark Actively working to exit... more aggressive terms - e.g., higher pricing, shorter amortization, sale, etc. The majority of "criticized" loans are managed within SAD Other ($1.8 billion) 11% credit mark represents... 3X coverage of NALs... 81% coverage of "criticized" loans 30+ days past due of only $71 million (3.96%) Includes $712 million of small dollar Investment Real Estate loans Not a strategic focus going forward Very granular risk assessment Actively managing within a context of an exit orientation... though may have opportunities to develop some into fuller, more profitable relationships 100

Total Consumer Loans and Leases 101

Auto loans 0.24 Auto leases 0.01 Home equity 0.44 Residential mortgage 0.27 Other consumer 0.04 Consumer Loans and Leases - 3/31/10 By Type 102 Amt. Pct. Auto loans $4.2 24% Auto leases 0.2 1 Home equity * 7.5 44 Residential RE 4.6 27 Other consumer 0.7 4 Total consumer $17.2 100% Home equity lines $5.0 Home equity loans 2.5

Reported ex. GNMA FAS 140 ex. GNMA FAS 140 + FCMC 1Q08 0.0089 0.0056 2Q08 0.0089 0.0052 3Q08 0.0093 0.0054 4Q08 0.0115 0.0068 1Q09 0.0138 0.0085 0.0087 2Q09 0.0152 0.009 0.0086 3Q09 0.0142 0.0078 0.0069 4Q09 0.0153 0.009 0.0078 1Q10 0.0122 0.0065 0.0062 Total Consumer Loan Delinquencies (1) 30+ Days 90+ Days Reported ex. GNMA FAS 140 ex. GNMA FAS 140 + FCMC 1Q08 0.0285 0.0243 2Q08 0.0282 0.0237 3Q08 0.0312 0.0263 4Q08 0.0346 0.0289 1Q09 0.0373 0.0308 0.0318 2Q09 0.0395 0.0322 0.032 3Q09 0.0373 0.0298 0.0292 4Q09 0.0362 0.0286 0.0276 1Q10 0.0327 0.026 0.0256 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 103

Consumer Loan Delinquencies (1) 30+ Days 90+ Days Residential Mortgages Auto Loans & Lease Home Equity Loans & Lines 2Q08 0.0508 0.0148 0.0118 3Q08 0.0579 0.0174 0.0118 4Q08 0.0574 0.0212 0.0161 1Q09 0.0705 0.0222 0.0149 2Q09 0.0747 0.0214 0.0138 3Q09 0.0623 0.0212 0.0153 4Q09 0.0563 0.0206 0.0153 1Q10 0.0605 0.0136 0.0133 (1) Period end; delinquent but accruing as a % of related outstandings at EOP (2) Excludes GNMA FAS 140 government guaranteed and Franklin 104 Residential Mortgages Auto Loans & Lease Home Equity Loans & Lines 2Q08 0.0106 0.0024 0.0036 3Q08 0.012 0.0026 0.0031 4Q08 0.015 0.0035 0.0038 1Q09 0.0203 0.0037 0.0047 2Q09 0.0226 0.0032 0.0035 3Q09 0.015 0.0034 0.0044 4Q09 0.0174 0.0031 0.005 1Q10 0.016 0.0018 0.0034 (2) (2) (2) (2)

105 Consumer Loan Credit Risk Management Objective Manage the Probability of Default Footprint Portfolio... markets we know and understand Client Selection... bias for high quality customers and relationship lending vs. third-party originations Disciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate 105

Automobile Loans & Leases 106

EOP Outstandings - $4.4 Billion (1) Consistency of strategy and commitment to dealers Focus on high service quality and high quality full dealer relationships Since 2001 focused on super-prime customers>750 FICOs in 2009 Fully automated origination and booking system Credit Quality Trends 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD & accruing (2) 1.36% 2.06% 2.12% 2.14% 2.22% 90+ day PD & accruing (2) 0.18% 0.31% 0.34% 0.32% 0.37% NCOs - loans (3) 0.76% 1.49% 1.25% 1.73% 1.56% NCOs - leases (3) 1.58% 2.25% 2.04% 2.11% 2.39% NALs (2) -- -- -- -- -- Credit quality continues to perform within expectations Lease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility Auto Loans / Leases - Overview 3/31/10 (2) End of period (3) Annualized 107

108 Auto Lending - Credit Risk Management Strategies Performance Drivers Borrower quality - as measured at origination by FICO score - Super Prime with consistent increasing trend FICO score distribution - consistent decline in <670 levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Loan to value - Significantly reduced LTV across all origination segments Geography - Eliminated national markets, focusing on footprint Decision type - Significantly reduced the level of underwriter overrule decisions Used car values - Stabilization in the Manheim Market Index Risk Recognition 80% of losses recognized in first 24 months on books Shape of cumulative loss curves has remained steady Loss trends are predictable Outlook Active portfolio management and policy development over the past 5 years Origination quality has moderated losses even in the face of more difficult economic conditions Expect to see continued decline in losses

Auto Loans - Production and Credit Quality Overview 1Q10 4Q09 3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 Originations Amount ($MM) $ 678 $ 516 $ 394 $ 277 $ 399 $ 360 $ 501 $ 673 % new vehicles 42% 41% 44% 30% 31% 41% 41% 44% Avg. LTV (1) 87% 89% 91% 95% 93% 93% 96% 96% Avg. FICO (1) 769 771 763 759 756 751 751 752 Expected cumulative loss 0.70% 0.65% 0.74% 0.92% 1.00% 1.01% 1.19% 1.24% Portfolio Performance Portfolio Performance 30+ days PD & accruing % 1.30% 1.98% 2.02% 2.06% 2.20% 2.09% 1.68% 1.43% Year-to-Date NCO % 0.76% 1.51% 1.52% 1.63% 1.56% 1.12% 0.98% 0.95% Vintage Performance Vintage Performance 6-month losses (1) 0.02% 0.02% 0.07% 0.16% 0.13% 0.14% 9-month losses (1) 0.17% 0.16% 0.36% 0.31% 0.30% 12-month losses (1) 0.40% 0.60% 0.59% 0.49% 109 (1) Annualized

90+ DPD 30+ DPD 1Q08 7.7229 50.5184 2Q08 8.8247 53.8421 3Q08 10.1 65.8 4Q08 13 81.4 1Q09 10.5 63.7 2Q09 8.7 58.8 3Q09 9.6 59.2 4Q09 9.2 62.1 1Q10 7.3 54.9 Auto Loans Accruing Delinquency Net Charge-offs 110 1Q08 0.0097 2Q08 0.0094 3Q08 0.0102 4Q08 0.0153 1Q09 0.0156 2Q09 0.0173 3Q09 0.0125 4Q09 0.0149 1Q10 0.0076 0.17% 0.36% 0.31% 0.33% 1.30% 2.20% 2.06% 2.02% ($MM) 30+ DPD L-Q % Change in $ (12)% (1) 2Q09 reflects impact of $1.0 B 1Q09 securitization (1) 0.29% 1.98%

Auto Loans - Loss Rate Trends Continued improvement in the early stage loss performance for the 2009 vintage Losses peak in the 18-24 month range, and as the 2009 vintage make up a greater portion of the portfolio and reach their peak loss months, portfolio losses should decline 111 7-9 Month 10-12 Month 9/05 0.0024 0.0038 10/05 0.0025 0.0038 11/05 0.0025 0.0035 12/05 0.0024 0.0038 1/06 0.0021 0.0041 2/06 0.0019 0.0044 3/06 0.0015 0.0046 4/06 0.0015 0.0041 5/06 0.0015 0.0038 6/06 0.0016 0.003 7/06 0.002 0.0026 8/06 0.0021 0.0027 9/06 0.0018 0.0035 10/06 0.0014 0.0038 11/06 0.0015 0.0032 12/06 0.0015 0.0031 1/07 0.0018 0.0031 2/07 0.0019 0.0032 3/07 0.002 0.0031 4/07 0.0018 0.0034 5/07 0.0021 0.0033 6/07 0.0021 0.0033 7/07 0.0021 0.0037 8/07 0.0022 0.004 9/07 0.0025 0.0041 10/07 0.0028 0.0039 11/07 0.0021 0.0049 12/07 0.0031 0.0052 1/08 0.0038 0.0053 2/08 0.0038 0.0052 3/08 0.0041 0.006 4/08 0.0044 0.0068 5/08 0.0048 0.007 6/08 0.0055 0.0071 7/08 0.0049 0.0079 8/08 0.0036 0.0089 9/08 0.003 0.009 10/08 0.0022 0.0082 11/08 0.0024 0.007 12/08 0.0029 0.006 1/09 0.0029 0.0053 2/09 0.003 0.0058 3/09 0.0034 0.0058 4/09 0.0035 0.006 5/09 0.0037 0.0062 6/09 0.0045 0.0062 7/09 0.0038 0.006 8/09 0.0022 0.006 9/09 0.0018 0.0069 10/09 0.0016 0.0059 11/09 0.0014 0.0039 12/09 0.0007 0.0036 1/10 0.0006 0.0032 2/10 0.0006 0.0026 3/10 0.0008 0.0018

Home Equity Loans and Lines 112

EOP Outstandings - $7.5 Billion (1) Focused on geographies within our Midwest footprint Focused on high quality borrowers... >730 FICOs Began exit of broker channel in 2005... <10% of outstandings today Conservative underwriting - manage the probability of default 70%+ of HELOC borrowers consistently make monthly principal payments High risk borrower actions Updated collateral values Proactive contact via servicing group Capped lines Credit Quality Trends 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD & accruing (2) 1.41% 1.76% 1.73% 1.54% 1.49% 90+ day PD & accruing (2) 0.39% 0.71% 0.60% 0.46% 0.47% NCOs (3) 2.01% 1.89% 1.48% 1.29% 0.93% NALs (2) 0.73% 0.53% 0.58% 0.46% 0.50% Credit quality continues to perform within expectations Home Equity Loans / Lines - Overview 3/31/10; includes Franklin loans beginning in 1Q09 End of period (3) Annualized 113

114 Home Equity Loans / Lines - Credit Risk Management Strategies Performance Drivers Borrower quality - as measured at origination by Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling FICO score - consistent increasing trend, with very limited under 670 production Updated borrower quality based on quarterly re-score is consistent Lien Position - 40% of the portfolio is secured by a 1st mortgage Payments - 70% of borrowers consistently make more than required payment Geography - Footprint lender with limited investor property exposure Broker Channel - Eliminated beginning in 2006 based on risk profile Customer relationship orientation - not one-off transactions Estimated collateral value model - identifies higher potential risk customers Utilization % - Consistent with expectations, limited increase in utilization rate over 2008 Risk Recognition Major focus on loss mitigation in 2008-2009 - rewrites performance < 25% 30+ DPD Write-down to discounted current value less selling costs at 120 days past due Non-accrual balances represent the realizable value estimate in future periods

115 Home Equity Loans and Lines - Credit Risk Management Strategies Outlook Expect losses to be consistent to slightly lower throughout 2010 Consistent to improved borrower quality based on updated FICO scores Significant focus on loss mitigation in 2008-2009 - 75% of loan modifications are paying as agreed

Home Equity Loans / Lines - LTV, FICO, Originations (1) Primarily fixed-rate (2) Weighted average LTVs are cumulative LTVs reflecting the balance of any senior loans (3) Weighted average FICOs reflect currently updated customer credit scores (4) Weighted average at origination (5) Primarily variable-rate 1Q10 4Q09 3Q09 2Q09 1Q09 Loans (1) Ending balance ($B) $2.5 $2.6 $2.7 $2.8 $3.0 Average LTV (2) 71% 71% 71% 71% 71% Average FICO (3) 726 716 718 720 721 Originations ($MM) $100 $80 $54 $28 $39 Average LTV (4) 59% 60% 63% 61% 59% Average FICO (4) 763 761 753 749 743 Lines (5) Ending balance ($B) $5.0 $4.9 $4.9 $4.8 $4.7 Average LTV (2) 77% 77% 78% 78% 78% Average FICO (3) 737 723 724 723 720 Originations ($MM) $262 $251 $338 $357 $522 Average LTV (4) 72% 71% 73% 74% 75% Average FICO (4) 766 767 766 766 763 116

Home Equity Loans & Lines - Originations 117 Volume FICO 1st Lien New Volume 2nd Lien New Volume 1st Lien FICO 2nd Lien FICO 9/08 102.6408 94.539 760 755 10/08 93.2403 89.5731 765 755 11/08 73.6028 66.7473 764 755 12/08 94.4222 81.0533 767 756 1/09 102.4188 89.3469 768 760 2/09 119.981 100.0523 763 758 3/09 113.1689 92.8641 767 762 4/09 73.738 69.5998 767 762 5/09 71.8323 59.2916 773 763 6/09 79.8231 62.0574 769 761 7/09 72.9932 69.2106 769 761 8/09 77.0633 71.4712 773 764 9/09 82.5922 61.3173 766 763 10/09 68.54155508 54.23366991 766 758 11/09 79.088975 51.382228 772 763 12/09 69.80973695 47.43651825 769 765 1/10 70.9 43.4 770 765 2/10 74.9 48.1 769 767 3/10 102.143 62.306 769 761 ($MM)

90+ DPD 30+ DPD 1Q08 26.5694 96.7818 2Q08 26.4636 87.5066 3Q08 23.2 88.8 4Q08 29 121.7 1Q09 35.7 114.5 2Q09 35.3 117.3 3Q09 45.3 131.2 4Q09 53.3 132.8 1Q10 29.4 105.9 Home Equity Loans and Lines Net Charge-offs 118 1Q08 0.0084 2Q08 0.0094 3Q08 0.0085 4Q08 0.0102 1Q09 0.0093 2Q09 0.0129 3Q09 0.0148 4Q09 0.0189 1Q10 0.0201 0.39% 0.47% 0.46% 0.60% 1.41% 1.49% 1.54% 1.73% ($MM) Accruing Delinquency (1) Reflects more active treatment decisions associated with loss mitigation and short sale actions. (1) (1) 30+ DPD L-Q % Change in $ (20)% 0.71% 1.76% (1) (1)

Home Equity Loans & Lines - Delinquencies (1) 119 $ Delinquent $ Outstanding Outstandings 30-59 $ DPD 60-89 $ DPD 90-119 $ DPD 120+ $ DPD 9/08 7590.1904 48.64468355 23.1994 12.6602 34.8262 10/08 7614.2567 55.45061196 22.6037 13.6441 34.8139 11/08 7622.3494 55.18718689 25.9486 15.0154 34.3289 12/08 7639.1288 59.11012189 29.3478 16.3018 34.3023 1/09 7658.074 57.1469365 29.761 19.6875 36.7888 2/09 7667.1372 52.24477593 29.9446 20.8036 37.9247 3/09 7668.4137 53.42326226 23.3503 20.823 42.0301 4/09 7677.1731 46.03368221 28.5674 16.545 43.8771 5/09 7655.2114 50.5616101 25.7663 17.4815 42.5777 6/09 7631.9169 49.15460372 28.0445 16.2719 38.4784 7/09 7627.5747 59.28468139 25.6131 17.5854 37.8521 8/09 7628.7589 55.41711062 29.4962 17.4206 37.8031 9/09 7634.9242 49.65575309 27.6454 18.7121 36.2055 10/09 7622.0942 55.55395601 25.72855132 19.5114 40.6824 11/09 7596.775 47.57512285 31.85000514 17.8829 37.4581 12/09 7592.1581 52.34160311 24.05783878 20.9071 36.1569 1/10 7577 46.5 23 15.7 35.4 2/10 7578 52.9 26.3 15.6 30.7 3/10 7575.2 49.947 19.809 15.539 28.829 ($MM) ($MM) (1) Includes NPAs; excludes Franklin

Residential Mortgages 120

EOP Outstandings - $4.6 Billion (1) Focused on geographies within our Midwest footprint Traditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans $568 million of Interest Only loans... targeted within executive relocation activities $353 million of Alt-A mortgages... exited in 2007 Credit Quality Trends 1Q10 4Q09 3Q09 2Q09 1Q09 30+ days PD & accruing (2) 5.81% 5.40% 5.84% 6.92% 6.33% 90+ days PD & accruing (2) 1.58% 1.75% 1.47% 2.11% 1.83% NCOs (3) 2.17% 1.61% 6.15% 1.47% 0.55% NALs (4) 1.76% 1.52% 1.66% 3.15% 2.83% Credit quality continues to perform within expectations Residential Mortgages - Overview (1) 3/31/10; includes Franklin loans beginning in 1Q09 (2) End of period; excludes GNMA loans - no additional risk as they are approved for repurchase (3) Annualized; 3Q09 would have been 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (4) End of period; excludes Franklin 121

122 Residential Mortgages - Credit Risk Management Strategies Performance Drivers Standard products and borrower quality - as measured at origination by Secondary market underwriting FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Non-standard product structures $568 million of Interest Only loans... targeted within executive relocation activities... continues to perform well $353 million of Alt-A mortgages... exited in 2007... represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months. Decision type - Significantly reduced the level of underwriter overrule decisions Geography - Primarily a footprint lender Risk Recognition Write down to discounted current value less selling costs at 180 days past due Nonaccrual balances represent the realizable value estimate in future periods

123 Residential Mortgages - Credit Risk Management Strategies Continued Focus on Borrower's Ability to Pay for New Originations All loans are fully documented Underwritten to Secondary Market standards Enhanced Loss Mitigation Changed the reporting structure to take advantage of our successful home equity loss mitigation program Early identification of Loss Mitigation candidates - i.e., pre-delinquency via predictive modeling Decrease foreclosure activity in favor of Loan Modifications and short sales Rewrite / modify customers with a focus on reducing principal quickly Create saleable structures where possible Income verification in all cases to maximize re-performance probability Account Management Proactive contact six months prior to ARM resets

124 Residential Mortgages - Credit Risk Management Strategies Outlook Foreclosure process We are reviewing all foreclosure situations under the revised loss mitigation strategies to minimize actual foreclosures Foreclosure process is slow in our markets, with an average time frame of 18 months Expect delinquency and overall performance to remain under stress through 2010 Loan sales of high quality paper has increased the ratio Dollar level in 90+ DPD continues to increase

Residential Mortgages - LTV, FICO, Originations (1) Weighted average FICOs reflect currently updated customer credit scores (2) Only owned-portfolio originations Weighted average at origination Excludes Franklin - data NA 1Q10 4Q09 3Q09 2Q09 1Q09 Ending balance ($B) $4.6 $4.5 $4.5 $4.6 $4.4 Average LTV 76% 77% 77% 77% 77% Average FICO (1) 716 698 699 700 701 Originations (2) ($MM) $242 $244 $127 $94 $56 Average LTV (3) 73% 71% 84% 92% 79% Average FICO (3) 764 757 749 717 730 125 (4) (4) (4)

90+ DPD 30+ DPD 1Q08 61.737 259.523 2Q08 62.006 249.152 3Q08 58.3 281.2 4Q08 71.6 273.5 1Q09 88.4 306.1 2Q09 97.9 321.7 3Q09 65.7 261 4Q09 78.9 243.5 1Q10 72.7 268.1 Residential Mortgages Net Charge-offs 126 1Q08 0.0022 2Q08 0.0033 3Q08 0.0056 4Q08 0.0062 1Q09 0.0055 2Q09 0.0147 3Q09 0.0615 0.0173 4Q09 0.0161 1Q10 0.0217 1.58% 1.83% 2.11% 1.47% 5.81% 6.33% 6.92% ($MM) Accruing Delinquency (1) (1) Excluding U.S. Government guaranteed loans 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (2) (2) 5.84% 30+ DPD L-Q % Change in $ 10% 1.75% 5.40%

Residential Mortgages - Delinquencies 127 MONTH <640 640-669 670-700 >700 No Score Total 7/07 0.226 0.1057 0.0703 0.023 0.1117 0.0533 8/07 0.2158 0.1092 0.0766 0.0224 0.1537 0.0556 9/07 0.2384 0.1191 0.0834 0.0249 0.0954 0.0638 10/07 0.2139 0.1068 0.0792 0.0231 0.1008 0.0612 11/07 0.2386 0.1371 0.0897 0.0252 0.109 0.0684 12/07 0.2426 0.1135 0.0898 0.0233 0.1024 0.0651 1/08 0.2598 0.1241 0.0927 0.0285 0.1093 0.0716 2/08 0.2678 0.1374 0.1007 0.0287 0.1086 0.0742 3/08 0.2332 0.1247 0.0953 0.0294 0.1126 0.0715 4/08 0.2374 0.1126 0.0985 0.0263 0.1052 0.0681 5/08 0.2528 0.1246 0.0954 0.0294 0.1151 0.0727 6/08 0.2656 0.1396 0.1099 0.0321 0.1214 0.0816 7/08 0.2605 0.1352 0.1082 0.0332 0.1188 0.0809 8/08 0.2922 0.1595 0.1251 0.0344 0.1271 0.0892 9/08 0.2723 0.1629 0.1232 0.0371 0.1172 0.0885 10/08 0.2604 0.1666 0.129 0.0386 0.1173 0.0895 11/08 0.2964 0.1907 0.1512 0.0455 0.1266 0.1021 12/08 0.2717 0.1757 0.1329 0.0426 0.117 0.0944 1/09 0.3203 0.2084 0.1571 0.0516 0.1346 0.1116 2/09 0.3219 0.2202 0.1567 0.0525 0.1361 0.1134 3/09 0.3062 0.2184 0.1555 0.0569 0.1379 0.1157 4/09 0.3228 0.2198 0.1603 0.0625 0.1446 0.1223 5/09 0.3374 0.2162 0.1676 0.0637 0.1482 0.1257 6/09 0.3224 0.2136 0.1673 0.0578 0.1442 0.1207 7/09 0.3204 0.2183 0.1498 0.0546 0.1467 0.1173 8/09 0.308 0.2198 0.1489 0.0523 0.1453 0.1145 9/09 0.3193 0.1873 0.1252 0.0428 0.1472 0.1054 10/09 0.3204 0.1699 0.118 0.0394 0.1297 0.0972 11/09 0.3254 0.1733 0.1185 0.0419 0.1264 0.0986 12/09 0.3082 0.1589 0.1083 0.0348 0.1156 0.088 1/10 0.3129 0.1851 0.1274 0.0399 0.1324 0.0979 2/10 0.3117 0.1799 0.1277 0.04 0.1317 0.0967 3/10 0.2987 0.1756 0.1231 0.0373 0.1253 0.0916 By Original FICO Range ($MM)

Other Consumer Loans 128

EOP Outstandings - $0.7 Billion (1) 80% collateralized Autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type Other Consumer Loans 129 (1) 3/31/10

Credit Quality Review 130

Credit Quality Trends Overview 1Q10 4Q09 3Q09 2Q09 1Q09 NAL ratio (1) 4.78% 5.21% 5.85% 4.72% 3.93% NPA ratio (2) 5.17 5.57 6.26 5.18 4.46 Net charge-off ratio 2.58 4.80 3.76 3.43 3.34 90+ days PD & accruing (3) 0.31 0.40 0.34 0.38 0.35 ALLL ratio 4.00 4.03 2.77 2.38 2.12 ALLL / NAL coverage 84 77 47 50 54 ALLL / NAL coverage excld. FCMC 103 93 56 62 71 ALLL / NPA coverage 77 72 44 46 47 ALLL / NPA coverage excld. FCMC 94 86 52 57 63 ACL ratio 4.14 4.16 2.90 2.51 2.24 ACL / NAL coverage 87 80 50 53 57 ACL / NAL coverage excld. FCMC 106 96 59 65 75 ACL / NPA coverage 80 74 46 48 50 ACL / NPA coverage excld. FCMC 98 89 55 60 67 (1) NALs divided by total loans and leases (2) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs (3) Excludes government guaranteed loans 131

Key Loan Portfolio Credit Quality Metrics 132

Amount Annualized % 3Q08 40.631 0.0069 4Q08 511.807 0.0854 1Q09 293.429 0.0496 2Q09 270.921 0.0477 3Q09 238.067 0.0437 4Q09 367.92 0.07 1Q10 160.738 0.0322 Net Charge-off Trends 133 ($MM) Commercial Loans Consumer Loans ($MM) (1) $128.3 MM of Franklin Amount Annualized % 3Q08 43.12 0.0098 4Q08 48.813 0.0112 1Q09 48.062 0.0112 2Q09 63.486 0.0156 3Q09 117.875 0.0294 4Q09 76.827 0.0191 1Q10 77.743 0.0183 (1) (2) (2) $32.0 MM from change in loss recognition policy

Net Charge-offs ($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 Commercial and industrial $75.4 $109.8 $68.8 $98.3 $210.6 Commercial real estate 85.3 258.1 169.2 172.6 82.8 Total commercial 160.7 367.9 238.1 270.9 293.4 Auto loans 7.7 11.4 9.0 12.4 15.0 Auto leases 0.9 1.6 1.8 2.2 3.1 Home equity loans / lines 37.9 35.8 28.0 24.7 17.7 Residential mortgages 24.3 17.8 69.0 17.2 6.3 Other 7.0 10.3 10.1 7.0 6.0 Total consumer 77.7 76.8 117.9 63.5 48.1 Total $238.5 $444.7 $355.9 $334.4 $341.5 134 (1) Included $128.3 MM of Franklin (2) $19.4 MM excluding $32.0 MM impact due to implementation of more conservative loss recognition and $17.6 MM impact due to loan sale (3) $306.3 MM excluding residential mortgage impacts (3) (2) (1)

Net Charge-off Ratios (1) 1Q10 4Q09 3Q09 2Q09 1Q09 Commercial and industrial 2.45% 3.49% 2.13% 2.91% 6.22% Commercial real estate 4.44 12.21 7.62 7.51 3.27 Total commercial 3.22 7.00 4.37 4.77 4.96 Auto loans 0.76 1.49 1.25 1.73 1.56 Auto leases 1.58 2.25 2.04 2.11 2.39 Home equity loans / lines 2.01 1.89 1.48 1.29 0.93 Residential mortgages 2.17 1.61 6.15 1.47 0.55 Other 3.87 5.47 5.36 4.03 3.59 Total consumer 1.83 1.91 2.94 1.56 1.12 Total 2.58% 4.80% 3.76% 3.43% 3.34% Annualized 2.55% excluding impact of Franklin (3) 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (4) 3.24%, excluding residential mortgage impacts 135 (3) (4) (2)

NAL OREO+Impaired NAL Ratio NPA Ratio 1Q09 1533.094 222.649 0.0393 0.0446 2Q09 1818.367 184.217 0.0472 0.0518 3Q09 2181.065 163.427 0.0585 0.0626 4Q09 1916.978 141.113 0.0521 0.0557 1Q10 1766.108 152.26 0.0478 0.0517 Nonaccrual Loans & Nonperforming Assets Trends 136 ($MM) New NALs % BOP Lns/Lse 1Q09 622.515 222.649 0.0151 0.0446 2Q09 750.318 184.217 0.019 0.0518 3Q09 899.855 163.427 0.0234 0.0626 4Q09 494.607 141.113 0.0133 0.0557 1Q10 237.9 0.0065 NAL & NPA Trends (1) NAL Inflows ($MM) (1) Period end +22% +21% +20% (45)% +9% +13% +17% (12)% (7)% (52)%

($MM) 1Q10 4Q09 3Q09 2Q09 1Q09 NPA beginning of period $2,058.1 $2,344.0 $2,002.6 $1,775.7 $1,636.6 Additions / increases 237.9 494.6 899.9 (1) 750.3 622.5 Franklin - net impact 15.0 (31.0) (18.8) (57.4) (204.5) Return to accruing status (80.8) (85.9) (52.5) (40.9) (36.1) Loan and lease losses (185.4) (391.6) (305.4) (282.7) (168.4) OREO losses (4.2) (7.4) (30.6) (20.6) (4.0) Payments (107.6) (222.8) (117.7) (95.1) (61.5) Sales (14.6) (41.9) (33.4) (26.7) (9.0) NPA end-of-period $1,918.4 $2,058.1 $2,344.0 $2,002.6 $1,775.7 Nonperforming Asset Flow Analysis 137 Period End (1) Over 55% of newly identified nonaccrual commercial loans less than 30 days past due

Nonaccrual Loans (NALs) and Nonperforming Assets (NPAs) 138

Nonaccrual Loans (NAL) - by Sector $1,766 MM - 3/31/10 Agric. & Other 0.003 Energy 0.006 Consumer 0.013 Wholesale Trade 0.016 Transportation 0.023 Retail Trade 0.035 Construction 0.065 Manufacturing 0.077 Services 0.097 Residential RE 0.229 Finance, Ins., R/E 0.433 139 3/31/10 3/31/10 12/31/09 12/31/09 $(MM) Amt. No. Amt. No. Commercial > $5 $420.5 46 $475.1 49 $2 - <$5 340.7 113 434.8 141 <$2 577.2 604.3 Subtotal 1,338.4 1,514.2 Res. RE & Home Equity Res. RE & Home Equity Franklin 329.0 314.7 Other 98.7 88.1 Subtotal 427.7 402.8 Total NALs $1,766.1 $1,917.0

Accruing Restructured Loans 140

Commercial Residential Mrtg. Other 1Q09 201.508 108.011 27.014 2Q09 267.975 158.568 35.72 3Q09 153.01 204.463 42.406 4Q09 157.049 219.639 52.871 1Q10 117.667 242.87 62.148 Accruing Restructured Loan Trends (1) 141 ($MM) LQ % Change 1Q09 0.088 2Q09 0.374 3Q09 -0.135 4Q09 0.074 1Q10 -0.016 Amount Linked Quarter Percent Change (1) Period end

Allowances for Credit Losses (ACL) (1) ($MM) 1Q10 1Q10 4Q09 3Q09 2Q09 1Q09 Allowance for loan Allowance for loan and lease losses (ALLL) $1,478.0 $1,482.5 $1,032.0 $917.7 $838.5 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 49.9 48.9 50.1 47.1 47.0 Total allowance Total allowance for credit losses (ACL) $1,527.9 $1,531.4 $1,082.1 $964.8 $885.5 ALLL as % of ALLL as % of Total loans and leases 4.00% 4.03% 2.77% 2.38% 2.12 % Total NALs 84 77 47 50 54 Total NALs exld. FCMC 103 93 56 62 71 ACL as % of ACL as % of Total loans and leases 4.14% 4.16% 2.90% 2.51% 2.24 % Total NALs 87 80 50 53 57 Total NALs excld. FCMC 106 96 59 60 67 (1) Period end 142

Relative Performance - LLR Ratios Reserve Ratios (1) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 HBAN = (ALLL+AULC)/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0178 0.0179 0.0175 0.0159 0.0155 0.0146 0.0138 0.0129 0.0122 0.0119 0.0119 0.0125 0.0124 0.0124 0.0121 0.0119 0.0123 0.013 0.0129 0.0136 0.0143 0.0157 0.0166 0.0201 0.0227 0.0254 0.0294 0.0421 0.0419 HBAN = ALLL/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0161 0.0161 0.0159 0.0142 0.0139 0.0132 0.0125 0.0115 0.0109 0.0104 0.0104 0.011 0.0109 0.0109 0.0106 0.0104 0.0108 0.0115 0.0114 0.0119 0.0129 0.0141 0.0151 0.019 0.0215 0.0241 0.028 0.0408 0.0406 11 BHC median ALLL/Loans 0.0147 0.0148 0.0146 0.0147 0.0147 0.0146 0.0146 0.0144 0.0141 0.014 0.0135 0.0134 0.0131 0.0119 0.0118 0.012 0.0112 0.0109 0.0107 0.0106 0.0113 0.011 0.0109 0.0111 0.0129 0.0149 0.0158 0.016 0.0223 0.0227 0.028 0.0299 0.0352 0.0361 (1) Period end; 4Q07+ exclude Franklin 143

Relative Performance - NAL/NPL Coverage NAL / NPL Coverage Ratios (1) (1) Period end; 4Q07+ exclude Franklin LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 HBAN = (ALLL+AULC)/NPL 1.67 1.55 1.66 1.82 2.63 2.66 2.84 3.04 4.44 4.25 5.15 4.61 4.76 4.94 3.49 3.26 3 2.38 2.41 2.47 2.17 2.06 1.65 1.98 1.66 1.51 1.17 1.14 0.96 0.75 0.65 0.59 0.96 1.06 HBAN = ALLL/NPL 2.4 2.56 2.76 3.97 3.83 4.64 4.17 4.24 4.41 3.04 2.83 2.63 2.09 2.13 2.17 1.89 1.8 1.45 1.75 1.45 1.36 1.05 1.03 0.9 0.71 0.62 0.56 0.93 1.03 11 BHC median ALLL/NPL 2.13 2.11 2.27 2 2.27 2.28 2.33 2.64 2.56 2.76 3.07 3.53 3.22 3.32 3.46 3.52 3.63 3.91 3.43 3.6 3.17 3.17 2.26 1.82 1.7 1.23 0.99 0.84 0.84 0.84 0.82 0.82 0.83 0.85 144

Non-Franklin Credit Metrics Reconciliations 145

Non-Franklin Credit Metrics Reconciliation 146

Non-Franklin Credit Metrics Reconciliation 147

Non-Franklin Credit Metrics Reconciliation 148

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 149

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 150

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 151

152 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

153 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

154 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

Deposits and Other Funding 155

Total Deposits - By Business Segment 156 Avg. Balances - $40.2 Billion ($B) Retail & Business Banking Comm'l Banking Comm'l Real Estate AFDS PFG Treas. / Other Total DDA-noninterest bearing $3.4 $2.3 $0.3 $ 0.1 $0.5 $0.1 $6.6 DDA-interest bearing 4.1 0.9 -- -- 0.7 -- 5.7 Money market deposits 6.7 1.8 0.2 -- 1.6 -- 10.3 Savings and other domestic time deposit 4.4 0.1 -- -- 0.1 -- 4.6 Core certificates of deposit 9.7 -- -- -- 0.2 -- 10.0 Total core deposits 28.4 5.1 0.6 0.1 3.0 0.1 37.3 Other deposits 0.2 1.3 -- -- 0.1 1.7 3.0 Total deposits $28.6 $6.4 $0.6 $0.1 $3.2 $1.8 $40.2 1Q10

Deposit Trends 157 Linked Quarter - Average

Deposit Trends 158 Prior-Year Quarter

Total Core Deposit Trends 159

12/08 3/09 6/09 9/09 12/09 3/10 Noncore Deposits 5.6 5.6 4.5 3.7 3.1 2.7 S-T Borrowings & Other Liab. 2.3 2.2 1.9 2 1.9 2.041 FHLB Advances 2.6 1 0.9 0.9 0.2 0.157 Other L-T Debt 2.3 2.7 2.5 2.4 2.4 2.728 Subordinated Notes 1.9 1.9 1.7 1.7 1.3 1.2667 Other Funding 160 End of Period Balances ($B) $14.8 $13.4 $11.5 $10.7 13% 14% 22% 16% 16% 20% 15% 23% 9% 8% 7% 17% 35% 39% 42% 38% 18% 17% 17% 16% $8.9 15% 27% 2% 35% 21% $8.9 14% 31% 2% 30% 23%

Capital 161

Capital (1) 1Q10 1Q10 4Q09 3Q09 2Q09 1Q09 Total risk-weighted assets ($B) $42.5 $43.2 $44.1 $45.5 $46.4 Tier 1 leverage 10.05% 10.09% 11.30% 10.62% 9.67% Tier 1 risk-based capital 11.97 12.03 13.04 11.85 11.14 Total risk-based capital 14.28 14.41 16.23 14.94 14.26 Tangible common equity/assets 5.96 5.92 6.46 5.68 4.65 Tangible equity/assets 9.26 9.24 9.71 8.99 8.12 Tier 1 common risk-based capital ratio 6.53 6.69 7.82 6.80 5.63 Double leverage (2) 75 68 71 74 78 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 162

LLR/NPL ratio 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Tang. Equity / Risk-Weighted Assets 0.0558 0.0659 0.066 0.0839 0.0894 0.1004 Tang. Equity / Assets (TE Ratio) 0.0492 0.059 0.0599 0.0772 0.0812 0.0899 0.0971 0.0924 0.0926 Tang. Common Equity / Assets (TCE Ratio) 0.0492 0.0481 0.0488 0.0404 0.0465 0.0568 0.0646 0.0592 0.0596 Tier 1 Common Risk-Based Capital Ratio 0.0558 0.0581 0.0589 0.0505 0.0563 0.068 0.0782 0.0669 0.0653 Capital Trends (1) End-of-period 163

Total Risk-based Capital Tier I Risk-based Capital Tang. Equity / Assets 3Q02 0.1178 0.0881 0.0764 4Q02 0.1125 0.0834 0.0722 1Q03 0.1104 0.0816 0.07 2Q03 0.1111 0.0832 0.0706 3Q03 0.1119 0.084 0.0677 4Q03 0.1195 0.0853 0.0679 1Q04 0.1213 0.0874 0.0697 2Q04 0.1256 0.0898 0.0695 3Q04 0.1253 0.091 0.0711 4Q04 0.1248 0.0908 0.0718 1Q05 0.1233 0.0904 0.0742 2Q05 0.1239 0.0918 0.0736 3Q05 0.127 0.0942 0.0739 4Q05 0.1242 0.0913 0.0719 1Q06 0.1291 0.0894 0.0697 2Q06 0.1229 0.0845 0.0646 3Q06 0.1281 0.0895 0.0713 4Q06 0.1279 0.0893 0.0693 1Q07 0.1282 0.0898 0.0711 2Q07 0.1349 0.0974 0.0687 3Q07 0.1158 0.0835 0.057 4Q07 0.1085 0.0751 0.0508 1Q08 0.1087 0.0756 0.0492 2Q08 0.1205 0.0882 0.059 3Q08 0.1203 0.088 0.0599 4Q08 0.1391 0.1072 0.0772 1Q09 0.1426 0.1114 0.0812 2Q09 0.1494 0.1185 0.0899 3Q09 0.1623 0.1304 0.0971 4Q09 0.1441 0.1203 0.0924 1Q10 0.1428 0.1197 0.0926 Capital Trends Shareholders' Equity Key Equity Ratios (1) (Average $B) Shareholders' Equity 3Q02 2.214 4Q02 2.163 1Q03 2.166 2Q03 2.151 3Q03 2.239 4Q03 2.228 1Q04 2.278 2Q04 2.323 3Q04 2.412 4Q04 2.481 1Q05 2.527 2Q05 2.619 3Q05 2.611 4Q05 2.57 1Q06 2.73 2Q06 2.995 3Q06 2.97 4Q06 3.084 1Q07 3.014 2Q07 3.043 3Q07 6.206 4Q07 6.211 1Q08 5.877 2Q08 6.357 3Q08 6.323 4Q08 7.019 1Q09 7.225 2Q09 4.928 3Q09 5.285 4Q09 5.734 1Q10 5.364 164 End-of-period

Credit Ratings Senior Subordinated Comm'l. Paper / Notes Notes Short-Term Outlook Huntington Bancshares Moody's 4/7/09 Baa2 Baa3 WR Negative S&P 6/17/09 BB+ BB WR Negative Fitch 9/14/09 BBB BBB- F2 Negative The Huntington National Bank Moody's 4/7/09 Baa1 Baa2 P-2 Negative S&P 6/17/09 BBB- BB+ WR Negative Fitch 9/14/09 BBB+ BBB F2 Negative WR = Withdrawn ratings; Moody's on 11/20/09 , S&P on 3/15/10 165

Franchise 166

Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $52 billion Employees (1) - 10,678 Franchise: Footprint 6 states: OH, MI, PA, IN, WV, KY 608 branches / 1,352 ATMs Retail and Business Banking 5 Areas - Mortgage banking + MD, NJ Commercial Banking 11 Regions Commercial Real Estate Auto Finance & Dealer Services Private Financial Group + FL (1) Full-time equivalent (FTE) 167 Huntington Bancshares Overview

Focus on the Midwest (1) Branches 119 ATMs 240 Detroit 3% Grand Rapids 10% Branches 341 ATMs 734 Akron 8% Canton 25% Cincinnati 4% Cleveland 5% Columbus 28% Dayton 6% Toledo 21% Youngstown 20% Branches 50 ATMs 53 Indianapolis 6% Branches 13 ATMs 30 Branches 28 ATMs 132 Charleston 11% Excludes 9 PFG offices (3 in FL) and 2 ATMs in MD. Market share at 6/30/09 Branches 608 ATMs 1,350 168 Branches 57 ATMs 131 Pittsburgh 3% The Huntington Franchise - 3/31/10

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2009 Deposits - Top 12 MSAs MSA Rank BBs Deposits Share Columbus, OH 1 68 $10,231 27.6% Cleveland, OH 5 60 3,613 5.5 Detroit, MI 8 45 2,874 3.1 Toledo, OH 2 42 2,186 20.6 Pittsburgh, PA 6 40 2,041 2.8 Cincinnati, OH 4 40 1,934 3.6 Youngstown, OH 1 36 1,843 19.9 Indianapolis, IN 4 45 1,705 6.1 Canton, OH 1 23 1,381 24.9 Grand Rapids, MI 3 21 1,223 10.0 Akron, OH 5 17 843 7.5 Charleston, WV 3 8 600 10.8 BOs = Banking Branches 169 % Deposits #1 Share markets 36% #1- #3 Share markets 50%

Organization 170

Leadership Team Leadership Team 171 Business Segments

Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN Stephen Steinour Chairman, President and CEO 1Q09 29 1 Dan Benhase SEVP-Private Financial Group Director 2Q06 27 9 Kevin Blakely SEVP-Chief Risk Officer 3Q09 35 <1 Jim Dunlap SEVP-Regional & Commercial Banking Director 1Q06 30 30 Don Kimble SEVP-Chief Financial Officer 3Q04 22 5 Mary Navarro SEVP-Retail & Business Banking Director 1Q06 33 8 Daniel Neumeyer SEVP-Chief Credit Officer 3Q09 26 <1 Nick Stanutz SEVP-Dealer Sales Group Director 2Q06 30 23 Randy Stickler SEVP-Commercial Real Estate Director 1Q09 28 <1 Mark Thompson SEVP-Strategy & Segment Performance Director 2Q09 25 <1 Zahid Afzal EVP-Chief Information Officer 1Q06 25 (1) 3 Elizabeth Allen EVP-Corporate PR & Communications Director 3Q09 30 (1) <1 Dick Cheap EVP-General Counsel and Secretary 2Q98 11 11 Keith Sanders EVP-Human Resources Director 1Q10 28 <1 Eric Sutphin EVP-Chief Auditor 3Q04 20 4 Tim Barber SVP-Credit Administration & Policy Director 1Q99 20 11 (1) Includes outside of banking 172

Business Segment Summary 173

Regional Banking Structure Commercial Banking Executive - Jim Dunlap 11 Region Presidents Direct reporting responsibility for: Commercial banking Treasury management sales Regional marketing / community affairs Increased responsibility around: New business rainmaker Portfolio and risk management Community and political influence Shared fate for overall region results Retail and Business Banking Executive - Mary Navarro 5 Areas Area retail sales and business banking managers report to Mary Navarro Area business banking sales managers report to Jeff Rosen Key support / center positions Business Banking Mortgage / Consumer Administration Deposit Pricing, Product and Fees Payments & Channel Delivery Corporate Marketing / Customer Experience 174

11 Commercial Banking Regions Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY Greater Cleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Jim Dunlap 175

Regional Banking Presidents Experience - Yrs Region Appointed Banking HBAN Jim Dunlap* West Michigan 1Q06 30 30 Jim Dunlap (interim) East Michigan Mike Newbold Central Indiana 4Q06 33 6 Sharon Speyer Northwest Ohio 1Q01 21 17 Daniel Walsh, Jr. Greater Cleveland 2Q10 14 < 1 Frank Hierro Mahoning Valley 1Q00 30 23 William Shivers Greater Akron/Canton 3Q09 17 2 Jim Kunk Central Ohio 1Q94 27 27 Mark Reitzes Southern Ohio / KY 1Q08 23 16 David Hammer Pittsburgh 3Q09 20 1 Clayton Rice West Virginia 3Q07 22 5 176 * Regional / Commercial Banking Executive

5 Retail and Business Banking Areas Central Northwest West Northeast East Mary Navarro 177

Retail and Business Banking Executives Experience - Yrs Area Appointed Banking HBAN Robert Soroka Northeast Area 2Q09 25 7 Deborah Stein Central Area 2Q09 26 6 Cindy Keitch East Area 2Q09 36 15 Brian Bromley Northwest Area 2Q09 25 23 Jonathan Greenwood West Area 2Q09 24 16 Jeff Rosen Business Banking 2Q09 23 4 178

Other Business Segments Private Financial Group Executive - Dan Benhase Trust - $52.5 B in assets Asset management Investment advisory Brokerage Insurance National settlements Private banking Corporate / institutional Investment banking Securities sales/trading Interest rate risk management Foreign exchange Huntington funds 36 Proprietary mutual funds 12 Variable annuity funds $13.0 B Assets under Mgmt. 6 Franchise states + FL, NY, NJ Auto Finance & Dealer Services Executive - Nick Stanutz Retail indirect auto loan/lease financing Dealer services lending Floorplan Land & buildings Working capital 2,200 automotive dealerships 6 Franchise states Asset-based lending Consumer collections 179 Commercial Real Estate Executive - Randy Stickler Financing needs of professional real estate developers and other customers with project financing CRE loans Cash management Interest rate risk management Capital markets alternatives Focus on Top Tier customers Most experienced Well-managed Well-capitalized Capable of operating in all phases of the real estate cycle 6 Franchise state focused

Business Segment Loans & Deposits - 3/31/10 Total Loans - $36.9 B Total Deposits - $40.3 B 180 Retail and Business Banking 0.71 Commercial Banking 0.16 Commercial Real Estate 0.01 Dealer sales 0.006 PFG 0.08 Treasury / Other 0.04 Retail & Business Banking 0.39 Commercial Banking 0.2 Commercial Real Estate 0.19 AFDS 0.15 PFG 0.06 Treasuy / Other 0.01 Commercial Real Estate $7.2 B 19% Retail & Business Banking $14.3 B 39% Treasury / Other (1) $0.5 B 1% (1) Includes Franklin Commercial Banking $7.3 B 20% Auto Finance & Dealer Services $5.6 B 15% Private Financial Group $2.0 B 6% Commercial Real Estate $0.6 B 1% Treasury / Other $1.2 B 4% Retail & Business Banking $28.7 B 71% Commercial Banking $6.5 B 16% Private Financial Group $3.3 B 8% Auto Finance & Dealer Services $0.1 B <1%

181 Business Segment Contribution

182 Business Segment Contribution

Safe Harbor Disclosures 183

Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, this presentation, in the Quarterly Financial Review supplement to the current quarter earnings release, or the Form 8-K related to the filed 01/22/10 earnings press release, which can be found on Huntington's website at huntington-ir.com Annualized data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Pre-Tax, Pre-Provision Income One non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of: provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress; investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile; amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and certain items identified by Management (see Significant Items slide) which Management believes may distort the company's underlying performance trends. 184

Basis of Presentation Significant Items From time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company - e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one- time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business - e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, Forms 10-Q and 10 K). "Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2009 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 185

Basis of Presentation Fully-taxable equivalent interest income and net interest margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Rounding Please note that columns of data in the following slides may not add due to rounding. Earnings per share equivalent data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically "not meaningful" for such trend analysis purposes. 186

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) extended disruption of vital infrastructure; and (7) the nature, extent, and timing of governmental actions and reforms. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2009 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 187